Exhibit 99.3

Designated Filer:	Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum Holdings, Inc. [LPI]
Date of Event Requiring Statement:	November 25, 2013

Exhibit 99.3 - Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By:  Warburg Pincus X, L.P., its General Partner

                        By:  Warburg Pincus X LLC, its General Partner

                                   By:  Warburg Pincus Partners LLC, its Sole Member
              By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X, L.P., its General Partner

                        By:  Warburg Pincus X LLC, its General Partner

                                   By:  Warburg Pincus Partners LLC, its Sole Member
              By: Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS X, L.P.

By:  Warburg Pincus X LLC, its General Partner

                        By:  Warburg Pincus Partners LLC, its Sole Member

                                   By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS X LLC

By:  Warburg Pincus Partners LLC, its Sole Member

                        By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC

By:  Warburg Pincus & Co., its Managing Member

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

WARBURG PINCUS LLC

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Managing Director

WARBURG PINCUS & CO.

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Steven G. Glenn
	Title:	Attorney-in-Fact*

CHARLES R. KAYE

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Charles R. Kaye
	By:	Steven G. Glenn, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Steven G. Glenn		Date:	November 26, 2013
	Name:	Joseph P. Landy
	By:	Steven G. Glenn, Attorney-in-Fact*

* The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy is filed as Exhibit 24.0 hereto.